THE FIRST NO-NEEDLE, NO-INJECTION SOLUTION for Type I Allergic Reactions Q1 2023 Exhibit 99.1

Forward looking statements This presentation contains forward-looking statements which include, but are not limited to, statements regarding the design and potential benefits of neffy; the anticipated Prescription Drug User Fee Act (PDUFA) date for neffy; the timing of regulatory approval for and the commercial launch of neffy, if approved; ARS Pharma’s commercialization strategy; the potential market opportunity for neffy, the projected growth thereof and neffy’s ability to capture and grow that market; ARS Pharma’s expected competitive position; ARS Pharma’s potential to become the standard in treatment and transform the treatment of allergic reactions; the likelihood of neffy attaining favorable coverage; the expected intellectual property protection for neffy; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ARS Pharma’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability to obtain and maintain regulatory approval for neffy; results from clinical trials may not be indicative of results that may be observed in the future; potential safety and other complications from neffy; the labelling for neffy, if approved; the scope, progress and expansion of developing and commercializing neffy; the size and growth of the market therefor and the rate and degree of market acceptance thereof vis-à-vis intramuscular injectable products; the ARS Pharma’s ability to protect its intellectual property position; the impact of health epidemics or pandemics on ARS Pharma’s business and the actions ARS Pharma may take in response thereto; and the impact of government laws and regulations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors—Risks Related to ARS Pharma” heading of the company’s definitive proxy statement on DEFM14A filed with the Securities and Exchange Commission on October 6, 2022, available at www.sec.gov. These documents can be also accessed on ARS Pharma’s web page at www.ir.ars-pharma.com by clicking on the link “Financials & Filings.” The forward-looking statements included in this presentation are made only as of the date hereof. ARS Pharma does not assume any obligation and does not intend to update these forward-looking statements, except as required by law.

Potential to Transform the Treatment of Type I Allergic Reactions neffy: first “no needle, no injection” solution for Type I allergic reactions to address an unmet market need Registration program demonstrates comparable PK and PD, without risk of needle-related safety concerns, fear and hesitation Significant opportunity to disrupt current epinephrine injectables market NDA accepted by FDA; mid-2023 PDUFA date anticipated Potential multi-billion-dollar market driven by HCP and consumer preference and adoption NCE-like IP exclusivity potential until at least 2038 ~$275 million in cash and securities as of 12/31/2022

Proven leadership team with track record developing and commercializing intranasal and consumer-driven medicines



Richard Lowenthal, M.S.
Chief Executive Officer, Co-Founder
Led FDA approvals for multiple nasal spray products
25+ years of experience

NARCAN NASAL SPRAY · VALTOCO · tosymra



Sarina Tanimoto, M.D.
Chief Medical Officer, Co-Founder
Led FDA approvals for multiple nasal spray products
20+ years of experience

NARCAN NASAL SPRAY · VALTOCO · tosymra



Eric Karas
Chief Commercial Officer
Led Narcan® commercial ops at Emergent/Adapt, and Auxilium specialty
25+ years of experience

NARCAN NASAL SPRAY · Testim (testosterone gel) · XIAFLEX



Harris Kaplan
EVP, Commercial Strategy
40+ years of commercial strategy across more than 125 product launches

Allegra · Nexium · VIAGRA



Dan Relovsky
SVP, Marketing
30+ years of marketing, sales and operational experience across specialty and consumer markets



Brian Dorsey
Chief Operating Officer
25+ years of R&D experience as including multiple head of R&D roles including Pernix, Apricus and Somaxon



Kathy Scott
Chief Financial Officer
30+ years of finance experience with multiple CFO roles including Neurana, Recros and Oncternal



Alex Fitzpatrick
Chief Legal Officer
30+ years of legal experience with multiple GC roles including Evofem, Kyriba, Verenium, Blackbaud



Justin Chakma
Chief Business Officer
10+ years of M&A, licensing, financing and strategy experience including Celgene, Receptos and Auspex



Robert Bell, Ph.D.
Chief Scientific Officer, Co-Founder
30+ years of senior R&D leadership experience including Barr and Somerset

4

ARS PHARMA

Top-tier board of directors



Pratik Shah, Ph.D.
Chairman of Board of Directors
Executive Chairman at Design, Former Chairman of Synthorx (acq. $2.5B), Former CEO at Auspex (acq. $3.5B)



Richard Lowenthal, M.S.
Chief Executive Officer, Co-Founder
Led FDA approvals for multiple nasal spray products
25+ years of experience



Laura Shawver, Ph.D.
CEO at Capstan, former CEO at Silverback, Synthorx (acq. $2.5B)



Peter Kolchinsky, Ph.D.
Managing Partner and Founder at RA Capital



Brent Saunders
Chairman at The Beauty Health Co., Former CEO of Allergan (acq. $63B), Actavis, Forest Labs, and Bausch + Lomb (acq. $8.7B)



Jonathan Leff
Partner at Deerfield Management
Chairman of Deerfield Institute



Peter Thompson, M.D.
Private Equity Partner at Orbimed



Rajeev Dadoo, Ph.D.
Managing Partner at SR One



Michael Kelly
Former President, US Operations at Adapt (acq. $735M), CEO at Covis (acq. $1.2B), founder at Azur



Philip Schneider
Former CFO at IDEC, former Board member at Arena (acq. $6.7B), Auspex (acq. $3.5B), GenProbe (acq. $3.7B)



Saqib Islam, J.D.
CEO of Springworks, former CBO at Moderna and EVP at Alexion

5
ARS PHARMA

Type I allergic reactions: a life-threatening hypersensitivity reaction Sources: (1) Carrillo-Martin et al. J Allergy Clin Immunol Pract (2020), (2) BlueCross BlueShield of America. Childhood Allergies in America (2018) Images Reproduced with permission from Allergy & Anaphylaxis Australia Caused by exposure to a specific allergen, most commonly food, venom, drugs ~25 to 40 million people in US with systemic Type I allergic reaction to allergens (e.g., 2+ organ systems involved) 10+ million people with other Type I allergy indications (e.g. urticaria flares, asthma exacerbations) Significant co-morbidities and symptomatic impact on patient quality of life More than half a million1 ER visits each year due to systemic Type I allergic reactions, costing an average of $1600+ per visit2

Epinephrine recognized as the only first-line therapy by allergy society treatment guidelines1, but… Epinephrine is effective, but significant device limitations exist Sources: 1Anaphylaxis – a 2020 practice parameter update, systematic review and Grading Recommendations, Assessment, Development and Evaluation (GRADE) analysis Apprehension to dose due to needle Lack of portability Reluctance to use in public Safety concerns: lacerations, caregiver self-injection, blood vessel hits Lack of reliability Not user friendly 7 fatalities and 35 hospitalizations reported due to failures

Early intervention with epinephrine is critical in a Type I allergic reaction

REACTION PROGRESSION | SERIOUS PATIENT DISCOMFORT | HIGHER RISK OF HOSPITALIZATION AND DISEASE PROGRESSION[2,3,4]

ANTIGEN EXPOSURE

5 MINUTES
TYPE I SEVERE ALLERGIC REACTION

- Hypotension, dizziness, faintness
- Rhinitis, watery red eyes
- Rashes, itching (urticaria)
- Rapid swelling (angioedema) including lips, tongue, throat
- Bronchospasm, difficulty breathing, wheezing
- Abdominal and chest pain, vomiting

15 MINUTES
LIKELIHOOD OF LIFE-THREATENING REACTION

Time to respiratory arrest or shock[1]

- **FOOD:** 30–35 minutes
- **INSECT STINGS:** 10–15 minutes
- **DRUGS:** <10 minutes

30 MINUTES
ANAPHYLAXIS

- Sudden drop in blood pressure leads to anaphylactic shock and cardiovascular failure
- Airways narrow blocking breathing, leading to loss of consciousness
- Possible death

Up to 18 minutes average wait to dose epinephrine[5]
among the ~50% who have injection available and are willing to inject themselves

Sources: [1] Emergency treatment of anaphylactic reactions: guidelines for healthcare providers. Resuscitation Council (UK); 2016, [2] JF Philips et al. Allergy Asthma Proc (2011), [3] JT Fleming et al. J Allergy Clin Immunol Pract (2014), [4] E. Andrew et al. Prehospital Emergency Care (2018), [5] Data on file from ARS market research

8
ARS PHARMA

Limitations of injection lead to hesitation and decreased or ineffective usage neffy may address these limitations to transform the treatment paradigm

PROBLEM

<u>Only 10% - 20%</u> of Rx filled or used as indicated[6]

NO TREATMENT AVAILABLE	REFUSAL OF TREATMENT	DELAY IN TREATMENT	FAILURE OF TREATMENT
~50% of patients carry[1]	~25% - 50%[1, 3, 5] do not administer	~40 - 60%[2] of patients delay	23 - 35%[4] fail to dose correctly

***neffy* SOLUTIONS**


neffy
2 mg

1 SMALL

- Fits in your pocket; can carry more than 1
- ~10% of cases require multiple doses of epinephrine[1]



2 NO NEEDLE NO INJECTION

- Rapid administration without a needle
- No risk of needle-related injuries; lacerations[2] or cardiotoxic blood vessel injections
- Less hesitation to dose

3 EASIER AND MORE CONSISTENT DOSING

- 0% critical dosing errors in registration self-administration study
- Low 2 mg dose of epinephrine achieves comparable PK without overexposure risk

4 RELIABLE

- 99.999% delivery of effective dose in reliability testing; no inhalation required
- Same shelf-life as EpiPen, but also stable at high temperatures


NARCAN NASAL SPRAY 4mg
VALTOCO
tosymra
IMITREX

Demonstrated PK and PD comparable to injection

9

Sources: (1) Warren et al. Ann Allergy Asthma Immunol (2018), (2) Data on file from ARS market research, (3) Brooks et al. Ann Allergy Asthma Immunol (2017), (4) El Turki et al. Emerg Med J (2017), (5) Asthma and Allergy Foundation of America Patient Survey Report (2019), (6) Company estimates based on prior references (1) through (5) and IQVIA data

ARS PHARMA

Approved injection products have a range of PK profiles, but are all deemed efficacious (no known difference across products) FDA stated neffy should be bracketed by PK of approved products 0.3 mg IM (needle & syringe) is the reference-listed drug (RLD) and considered to be the gold standard as autoinjectors are a variable mix of IV, SC or IM dosing depending on technique All approved products have indistinguishable clinical effect and time to observed clinical benefit: ~90% resolution on first dose within the first 5 to 15 minutes observed for both IM and autoinjectors in literature and practice All products approved based on only PK, despite significant PK differences – (i.e. not bioequivalent to each other) PD is supportive *Baseline corrected TREATMENT Source N Mean Study Cmax (pg/mL) Median or Mean Study Tmax (min) Study Tmax range (min) Epinephrine 0.3 mg IM Literature 200 209 – 489 30 to 60 3 – 120 Epinephrine 0.3 mg IM (ARS Data) ARS 181 244 – 339 45 4 – 360 Symjepi 0.3 mg ARS 88 337 – 438 22 to 30 4 – 240 Auvi-Q 0.3 mg* Literature 67 486 20 5 – 60 EpiPen 0.3 mg Literature 311 288 – 869 5 – 40 1 – 120 EpiPen 0.3 mg (Literature) ARS 196 333 – 753 6 – 24 2 – 240 Total Range 209 to 869 5 to 60 1 to 360

neffy clinical program supports NDA filed and accepted by FDA NDA submission accepted by FDA in Q4 2022; Target PDUFA action date anticipated in mid-2023 FDA confirmed three primary registration studies required for neffy approval EPI-17: Self-administration in Type I allergy patients (n=42) EPI-15: Single dose and twice dosing in healthy volunteers (n=42) EPI-16: Nasal challenge in allergic rhinitis patients (n=36) neffy meets the endpoints discussed with FDA in completed clinical studies* Criteria (Cmax, tmax, early partial AUCs) is comparability to epinephrine injection products (bracketed by approved products) IM needle & syringe is the gold standard and reference-listed drug Primary outcomes for all trials: PK (bioavailability) and PD (SBP, HR) EPI-10 pediatric trial interim data included in NDA submission, FDA requested Data in subjects aged 4 to 18 (single-arm, non-comparative expected in 2022) to support pediatric labeling *Pending review by the FDA neffy meets FDA-confirmed endpoints in 3 primary studies* Integrated PK data summary for neffy and comparators Plasma Epinephrine Cmax (pg/mL) Median tmax (minutes) Mean Early Partial AUCs 0.3 mg IM (n = 178) 2 mg neffy HCP-admin (n = 78) 0.3 mg EpiPen (n = 77) 0.5 mg IM (n = 123) 2 mg neffy Self-admin (n = 42) 10 45 45 20.5 30 Treatment pAUC (0-20) pAUC (0-45) 0.3 mg IM (n=178) 2,090 (86) 6,290 (61) 2 mg neffy (n=78) HCP-admin 3,610 (84) 11,000 (76) 2 mg neffy (n=42) Self-admin 3,128 (79) 11,006 (63) 0.3 mg EpiPen (n=77) 5,640 (73) 12,000 (53) Treatment AUC0-t 0.5 mg IM (n=123) 2 mg neffy (n=36) 0.3 mg IM (n=178) 43,700 (34) 37,700 (64) 27,900 (39) Mean early partial AUCs bracketed by approved products Overall mean AUC(0-t) bracketed by approved products 0.3 mg IM (n = 178) 2 mg neffy HCP-admin (n = 78) 0.3 mg EpiPen (n = 77) 0.5 mg IM (n = 123) 2 mg neffy Self-admin (n = 42) Lowest Cmax of approved product Highest Cmax of approved product Lowest Tmax of approved product Highest Tmax of approved product Cmax bracketed by approved products Tmax bracketed by approved products Mean values denoted by bolded numbers All data from ARS clinical studies *Pending review by the FDA % CV shown in parentheses in tables above neffy well-tolerated across 600+ individuals dosed in clinical program Well-tolerated at all single-doses (0.5 mg to 2 mg) and repeat doses up to 4 mg within 10 minutes Mostly grade 1 events and comparable to injection products Low Pain Scores: recorded by VAS (100mm scale) with mean scores between 5 and 8 out of a score of 100 across studies No irritation based on formal scoring in all studies No serious treatment-related adverse events No risk of needle-related injuries or blood vessel injections Event Frequency EpiPen Symjepi Risk of blood vessel injection during self-administration that could lead to adverse events All data from ARS clinical studies neffy market exclusivity potential until at least 2038

Extensive studies in the lab and clinic completed to develop a proprietary product with expected NCE-like exclusivity

- ✓ **Issued composition of matter patent (US10,576,156) on Intravail® + epinephrine** provides foundational exclusivity blocking any generic products. **Method of treatment patents (US11,173,209; US11,191,838)** block other alkyl glycosides.
- ✓ **Issued method of treatment patent (US10,682,414)** blocks any intranasal epinephrine product using a different technology using a low dose (<2.5 mg)
- ✓ **PCT patent granted in Europe (EP19751807), UK (GB2583051), Japan (JP6941224), Canada (3088909), Australia (AUS2019217643), Korea (10-2375232), China (201980010042),** with same claims as the US


2023
EXPECTED LAUNCH
2038
FIRST PATENT EXPIRATION
(without patent term extension)
ADDITIONAL PROTECTION

14

ARS PHARMA

Commercial Opportunity and Strategy

Significant existing US market opportunity for ***neffy*** penetration

CURRENT ~$1 BILLION[1] ANNUAL EPINEPHRINE MARKET IS THE IMMEDIATE OPPORTUNITY

~16M
diagnosed and HCP-managed patients with severe type I allergic reactions (claims data)

~3.3M
Patients have injectable today
(~10 million devices)[3]

~2.5M
Former patients discontinued or did not fill Rx in last 3 years

Up to 40M total type I allergy patients *(epidemiology)*

MULTIPLE LEVERS OF CURRENT MARKET GROWTH

Consistent market growth
+5% y/y in the last ~15 years

Promotional responsiveness
+31% historic lift from Mylan
No meaningful promotion today

More devices per patient
Potential for twice as many ***neffy*** devices annually vs. injectables

[1] SEC filings, IQVIA data and ARS payer research data on file
[2] ARS market research data on file (n = 75 physicians, n = 150 patients), [3] IQVIA extended unit data

16
ARS PHARMA

Physicians supportive of adopting neffy into practice Would prescribe neffy if their patients asked for it 100% 10 = MAJOR ADVANCE / 1 = NOT AN ADVANCE AT ALL 8.5 out of 10 rating viewed as a major advance in therapy n = 75 Physicians No difference in uptake of neffy by physician specialty neffy addresses the unmet need and is better aligned with what healthcare providers, patients and parents want 65% to 72% OF THE TIME, PEOPLE WHO USE AN OTC WOULD  USE neffy FIRST 69%  OF PEOPLE WOULD USE neffy SOONER THAN CURRENT AUTOINJECTOR OF NON-FILLING PATIENTS STATED THEY WOULD ASK THEIR PHYSICIAN ABOUT neffy RX 75% n = 150 Current Users OF PATIENTS EXPECTED TO SWITCH TO neffy ~80% n = 100 Non-fillers

Caregivers are enthusiastic about neffy and its benefits Source: ARS Consumer Quant Research, 2022 This is fantastic. Much easier than jabbing the thigh. – Father We are talking about someone’s life and lifestyle here. Great improvement. – Mother I don’t have a co-pay, but I’d get this for my daughters even if I have to pay $50. – Mother I want this. Is it available yet? Let me know when it is, I will literally call the doctor from my car. – Mother “ “ “ “ Guidelines recommend immediate treatment with epinephrine. Earlier administration is associated with improved clinical outcomes and decreased likelihood of hospitalizations.

Propensity of Current SAR Patients Prescribed a Needle Injector 50% Don’t Keep On Hand2 42% Don’t Use Properly1 By Addressing Needle Injector Deficiencies neffy can Become the Standard in Treatment 60% Delay Treatment3 86% Would Keep On Hand3 neffy Patient Research Shows… 100% Used Device Correctly4 (1) ARS Consumer Quant Research, 2022, (2) Warren et al. Ann Allergy Asthma Immunol (2018), (3) Data on file from ARS market research, (4) ARS human factors studies 45% Faster Treatment Time3 47% More Likely to Fill Rx3

Payer research supports positive reimbursement environment Key findings from discussions with ~50 decision-makers within the major payers and PBMs: Category is generally not restricted, unlike biologics and orphan disease drugs with high WACs Payers view neffy as a valuable and differentiated treatment option High likelihood of attaining favorable coverage (Tier 2 or 3) for ~80% of lives “This is a game-changer; it really addresses the unmet needs we currently have in this space, specifically the safety and tolerability issues.” – Payer “If this is priced properly, this could be a ‘state-of-the-art therapy’ for patients.” – PBM “Nasal delivery will overcome some negative perceived factors of an injection.” – Payer “There is no value in delaying access to a product like this and nothing to prior authorize (PA). We can’t PA if the patient needs it.” – PBM

Commercial strategy and imperatives Ensure broad and rapid neffy coverage as well as affordable access for patients Change HCP habits and switch prescribing from needle to neffy Drive neffy awareness and new patient growth (into and back into) the market 3 1 2 From needle to neffy: Convert the existing market Bring back patients that are lapsed Bring in patients who should be carrying epinephrine now, but do not carry

Drive neffy awareness and new patient growth (into and back into) the market Ensure broad and rapid neffy coverage as well as affordable access for patients Strategic Imperatives and CSFs: From Needle to neffy Change HCP habits and switch prescribing from needle to neffy 1 2 3 Payers recognize the value proposition of neffy Patients can access neffy Prescriptions are filled seamlessly HCP awareness at launch Confidence in neffy and intranasal delivery Allergists and KOL endorsement Consumer awareness of neffy Patient understanding of effectiveness and safety Patients will ask for neffy proactively CRITICAL SUCCESS FACTORS STRATEGIC IMPERATIVES

Integrated HCP Promotion to Drive Awareness and Reach with Current Epinephrine Prescribers Representing >40% of Prescriptions* Specialty Salesforce Virtual Salesforce Non-Personal Promotion FTEs ~125 FTEs 40 - 50 Top 50,000 Decile 5 to 10 HCP Reach ~ 15,000 HCPs ~3,000 Top 12,000 HCP promotion will be supported by DTC promotion to drive expansion within the addressable SAR market * Reaching >80% of Prescriptions from Allergists, ENTs, and Pediatricians neffy is positioned potentially to transform the treatment of serious allergic reactions Less Hesitation to Dose Effective Compact Safe Easy to Use No Needle PK superior to IM (Reference listed drug & gold standard) offers therapeutic exposures and makes it easy to switch No meaningful side effects No needle-related injuries possible No serious safety risks associated with injection devices (needle) No blood vessel injections, no lacerations, no bone injections No needle, no fear, no wait Easier to use and more reliable delivery than with autoinjectors (less chance of failed dosing) Always available with child, parent and caregiver 100% of adults (N=105) successfully dosed in human factors studies

Many patients/caregivers do not administer treatment or delay use during reaction Did not fill or re-fill their Rx in last 3 years1 ~50% do not carry2 Patients (millions) Rx’ed Epinephrine in Last 3 Years1 40-60% delay 9 to 18 min6 25-50% refuse to inject and go to ER2-5 23-35% fail to dose correctly7 ~10%-20% of patients receiving Rx treat as indicated (~2% of overall population) 1. IQVIA Claims Data 2022, 2. Warren 2018, 3. Brooks 2018, 4. Asthma and Allergy Foundation of America 2019 , 5. Casale 2022, 6. ARS data presented at AAAAI 2023, 7. El Turki 2017 Approx. 40,000,000 people with serious Type I Allergic Reactions ~5,800,000 people received Rx from a Physician in Last 3 Years